Ministry of Government and Consumer Services / Ministère des Services gouvernementaux et des Services aux consommateurs

Ontario

Ontario Corporation Number / Numéro de la société en Ontario

5041519

CERTIFICATE / CERTIFICAT

This is to certify that these articles are effective on / Ceci certifie que les présents statuts entrent en vigueur le

DECEMBER 0 1 DÉCEMBRE, 2020

Barbara Duckitt (17)

Director / Directrice

Business Corporations Act / Loi sur les sociétés par actions

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

ARTICLES OF AMALGAMATION
STATUTS DE FUSION

1. The name of the amalgamated corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale de la société issue de la fusion: (Écrire en LETTRES MAJUSCULES SEULEMENT) :

GAMESQUARE ESPORTS INC.

2. The address of the registered office is:
Adresse du siège social :

65 Queen Street West, Suite 900

Street & Number or R.R. Number & if Multi-Office Building give Room No. / Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau

Toronto — ONTARIO — M5H 2M5

Name of Municipality or Post Office / Nom de la municipalité ou du bureau de poste — Postal Code/Code postal

3. Number of directors is: / Nombre d'administrateurs :
Fixed number / Nombre fixe: ___
OR minimum and maximum / OU minimum et maximum: 1 — 10

4. The director(s) is/are: / Administrateur(s) :

First name, middle names and surname / Prénom, autres prénoms et nom de famille	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code / Domicile élu, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité, la province, le pays et le code postal	Resident Canadian State 'Yes' or 'No' / Résident canadien Oui/Non
Kevin Wright	65 Queen Street West, Suite 900, Toronto, ON M5H 2M5	Yes
Maurice Colson	65 Queen Street West, Suite 900, Toronto, ON M5H 2M5	Yes
Craig Armitage	924 Logan Avenue, Toronto, ON M4K 3E4	Yes

5. Method of amalgamation, check A or B
Méthode choisie pour la fusion – Cocher A ou B .

A - **Amalgamation Agreement / Convention de fusion :**

☐ The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the *Business Corporations Act* on the date set out below.
Les actionnaires de chaque société qui fusionnne ont dûment adopté la convention de fusion conformément au paragraphe 176(4) de la *Loi sur les sociétés par actions* à la date mentionnée ci-dessous.

or
ou

B - **Amalgamation of a holding corporation and one or more of its subsidiaries or amalgamation of subsidiaries / Fusion d'une société mère avec une ou plusieurs de ses filiales ou fusion de filiales :**

☒ The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the *Business Corporations Act* on the date set out below.
Les administrateurs de chaque société qui fusionne ont approuvé la fusion par voie de résolution conformément à l'article 177 de la *Loi sur les sociétés par actions* à la date mentionnée ci-dessous.

The articles of amalgamation in substance contain the provisions of the articles of incorporation of
Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

GameSquare Esports Inc.

and are more particularly set out in these articles.
et sont énoncés textuellement aux présents statuts.

Names of amalgamating corporations Dénomination sociale des sociétés qui fusionnent	Ontario Corporation Number Numéro de la société en Ontario	Date of Adoption/Approval Date d'adoption ou d'approbation Year année Month mois Day jour
GamesSquare Esports Inc.	001920708	2020-10-14
Gamesquare (Ontario) Inc.	005039535	2020-10-14

07121 (2008/06)

6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

None.

7. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre :

The Corporation is authorized to issue an unlimited number of common shares.

8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

None.

9. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:
L'émission, le transfert ou la propriété d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes :

None.

10. Other provisions, (if any):
Autres dispositions, s'il y a lieu :

Without in any way restricting the powers conferred upon the Corporation or its board of directors by the Business Corporations Act, as now enacted or as the same may from time to time be amended, re-enacted or replaced, the board of directors may from time to time, without authorization of the shareholders, in such amounts and on such terms as it deems expedient:

(a) borrow money upon the credit of the Corporation;
(b) issue, re-issue, sell or pledge debt obligations of the Corporation;
(c) subject to the provisions of the Business Corporations Act, as now enacted or as the same may from time to time be amended, re-enacted or replaced, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and
(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation owned or subsequently acquired, to secure any obligation of the Corporation.

The board of directors may from time to time delegate to a director, a committee of directors or an officer of the Corporation any or all of the powers conferred on the board as set out above, to such extent and in such manner as the board shall determine at the time of such delegation.

11. The statements required by subsection 178(2) of the *Business Corporations Act* are attached as Schedule "A".
Les déclarations exigées aux termes du paragraphe 178(2) de la *Loi sur les sociétés par actions* constituent l'annexe A.

12. A copy of the amalgamation agreement or directors' resolutions (as the case may be) is/are attached as Schedule "B".
Une copie de la convention de fusion ou les résolutions des administrateurs (selon le cas) constitue(nt) l'annexe B.

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Name and **original signature** of a director or authorized signing officer of each of the amalgamating corporations. Include the name of each corporation, the signatories name and description of office (e.g. president, secretary). **Only a director or authorized signing officer can sign on behalf of the corporation.** / Nom et **signature originale** d'un administrateur ou d'un signataire autorisé de chaque société qui fusionne. Indiquer la dénomination sociale de chaque société, le nom du signataire et sa fonction (p. ex. : président, secrétaire). **Seul un administrateur ou un dirigeant habilité peut signer au nom de la société.**

GameSquare Esports Inc.

Names of Corporations / Dénomination sociale des sociétés

By / *Par*

[signature]	Neil Said	Secretary
Signature / *Signature*	Print name of signatory / Nom du signataire en lettres moulées	Description of Office / Fonction

GameSquare (Ontario) Inc.

Names of Corporations / Dénomination sociale des sociétés

By / *Par*

[signature]	Kevin Wright	Director
Signature / *Signature*	Print name of signatory / Nom du signataire en lettres moulées	Description of Office / Fonction

Names of Corporations / Dénomination sociale des sociétés

By / *Par*

Signature / *Signature*	Print name of signatory / Nom du signataire en lettres moulées	Description of Office / Fonction

Names of Corporations / Dénomination sociale des sociétés

By / *Par*

Signature / *Signature*	Print name of signatory / Nom du signataire en lettres moulées	Description of Office / Fonction

Names of Corporations / Dénomination sociale des sociétés

By / *Par*

Signature / *Signature*	Print name of signatory / Nom du signataire en lettres moulées	Description of Office / Fonction

SCHEDULE "A"

STATEMENT OF DIRECTOR OF GAMESQUARE (ONTARIO) INC.

I, Kevin Wright, of the City of Toronto, in the Province of Ontario, state as follows:

(a) there are reasonable grounds for believing that,

 (i) each amalgamating corporation is and the amalgamated corporation will be able to pay its liabilities as they become due, and

 (ii) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

(b) there are reasonable grounds for believing that,

 (i) no creditor will be prejudiced by the amalgamation, or

 (ii) adequate notice has been given to all known creditors of the amalgamating corporations;

(c) the grounds upon which the objections of all creditors who have notified the corporation that they object to the amalgamation, setting forth with reasonable particularity the grounds for such objections, are either frivolous or vexatious; and

(d) the corporation has given notice to each person who has, in the manner referred to in clause (c), notified the corporation of an objection to the amalgamation, that,

 (i) the grounds upon which the person's objection is based are considered to be frivolous or vexatious, and

 (ii) a creditor of a corporation who objects to an amalgamation has the status of a complainant under section 248. R.S.O. 1990, c. B.16, s. 178 (2).

Dated this 16th day of November, 2020

Kevin Wright

SCHEDULE "A"

STATEMENT OF DIRECTOR OF GAMESQUARE ESPORTS INC.

I, Kevin Wright, of the City of Toronto, in the Province of Ontario, state as follows:

(a) there are reasonable grounds for believing that,

  (i) each amalgamating corporation is and the amalgamated corporation will be able to pay its liabilities as they become due, and

  (ii) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

(b) there are reasonable grounds for believing that,

  (i) no creditor will be prejudiced by the amalgamation, or

  (ii) adequate notice has been given to all known creditors of the amalgamating corporations;

(c) the grounds upon which the objections of all creditors who have notified the corporation that they object to the amalgamation, setting forth with reasonable particularity the grounds for such objections, are either frivolous or vexatious; and

(d) the corporation has given notice to each person who has, in the manner referred to in clause (c), notified the corporation of an objection to the amalgamation, that,

  (i) the grounds upon which the person's objection is based are considered to be frivolous or vexatious, and

  (ii) a creditor of a corporation who objects to an amalgamation has the status of a complainant under section 248. R.S.O. 1990, c. B.16, s. 178 (2).

Dated this 16th day of November, 2020

Kevin Wright

Schedule "B"

RESOLUTIONS OF THE SOLE DIRECTOR OF GAMESQUARE (ONTARIO) INC.
(the "Corporation")

The undersigned, being the sole director of the Corporation, hereby consents to and adopts the following resolutions:

RESOLVED THAT:

1. the Corporation amalgamate with its parent company GameSquare Esports Inc. (**"ParentCo"**) under Section 177 of the *Business Corporations Act* (Ontario) (the "**Amalgamation**") and continue as one corporation (the "**Amalgamated Company**") effective December 1, 2020.

2. (i) the shares of the Corporation shall be cancelled without any repayment of capital in respect thereof,

   (ii) the by-laws of the Amalgamated Company shall be the same as the by-laws of ParentCo,

   (iii) except as may be prescribed, the articles of amalgamation shall be the same as the articles of ParentCo, and

   (iv) no securities shall be issued and no assets shall be distributed by the Amalgamated Company in connection with the Amalgamation.

COUNTERPARTS

NOW THEREFORE BE IT RESOLVED THAT these resolutions may be signed in two or more counterparts by original or electronic signature and each such counterpart when taken together shall constitute one and the same resolution and notwithstanding their date of execution shall be deemed to be dated as of the date set forth below.

THE FOREGOING RESOLUTIONS are hereby consented to by all the members of the Board of Directors of the Corporation, as evidenced by their respective signatures hereto.

DATED this 16th day of November, 2020

Kevin Wright

Schedule "B"

RESOLUTIONS OF THE BOARD OF DIRECTORS OF GAMESQUARE ESPORTS INC.
(the "Corporation")

The undersigned, being all of the members of the Board of Directors of the Corporation (the "**Board**"), hereby consent to and adopt the following resolutions:

RESOLVED THAT:

1. the Corporation amalgamate with its wholly-owned subsidiary GameSquare (Ontario) Inc. (the "**Subsidiary**") under Section 177 of the *Business Corporations Act* (Ontario) (the "**Amalgamation**") and continue as one Corporation (the "**Amalgamated Company**") effective December 1, 2020.

2. (i) the shares of the Subsidiary shall be cancelled without any repayment of capital in respect thereof,

(ii) the by-laws of the Amalgamated Company shall be the same as the by-laws of the Corporation,

(iii) except as may be prescribed, the articles of amalgamation shall be the same as the articles of the Corporation, and

(iv) no securities shall be issued and no assets shall be distributed by the Amalgamated Company in connection with the Amalgamation.

COUNTERPARTS

NOW THEREFORE BE IT RESOLVED THAT these resolutions may be signed in two or more counterparts by original or electronic signature and each such counterpart when taken together shall constitute one and the same resolution and notwithstanding their date of execution shall be deemed to be dated as of the date set forth below.

THE FOREGOING RESOLUTIONS are hereby consented to by all the members of the Board of Directors of the Corporation, as evidenced by their respective signatures hereto.

DATED this 16th day of November, 2020

Craig Armitage

Kevin Wright

Maurico Colson

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government and Consumer Services
Ministère des Services gouvernementaux et des Services aux consommateurs

Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

SEPTEMBER 3 0 SEPTEMBRE, 2020

Barbara Duckitt (17)

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

001920708

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3 *Business Corporations Act*

Formule 3 *Loi sur les sociétés par actions*

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

MAGNOLIA COLOMBIA LTD.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

GAMESQUARE ESPORTS INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2009/06/01

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs :
minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :

Number / Nombre ______ or / ou minimum and maximum / minimum et maximum ______ ______

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

Resolved that:

1. The name of the Corporation is changed to Gamesquare Esports Inc.
2. The issued and outstanding common shares of the Corporation be consolidated on the basis of one (1) new common share for every 5.8 issued and outstanding common shares of the Corporation.

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2020/09/24

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Magnolia Colombia Ltd.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par

(Signature)
(Signature)

Corporate Secretary

(Description of Office)
(Fonction)

07119 (2008/06)

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services — Ministère des Services gouvernementaux
Ontario

CERTIFICATE — CERTIFICAT
This is to certify that these articles are effective on — Ceci certifie que les présents statuts entrent en vigueur le

JUNE 14 JUIN, 2017

Director / Directeur (17)
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

001920708

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

STETSON OIL & GAS LTD.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

MAGNOLIA COLOMBIA LTD.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2009/06/01
(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: — minimum and maximum number of directors is/are:
Nombre d'administrateurs : — nombres minimum et maximum d'administrateurs :

Number / Nombre — or / ou — minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

Resolved that:
1. The name of the Corporation is changed to Magnolia Colombia Ltd.

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2017/06/05

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Stetson Oil & Gas Ltd.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature) Neil Said

Secretary

(Description of Office)
(Fonction)

CORPORATE ACCESS NUMBER: 2014715649

Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMALGAMATION

STETSON OIL & GAS LTD.
IS THE RESULT OF AN AMALGAMATION FILED ON 2009/06/01.

Amalgamate Alberta Corporation - Registration Statement

Alberta Registration Date: 2009/06/01

Corporate Access Number: 2014715649

Service Request Number:	13191089
Alberta Corporation Type:	Named Alberta Corporation
Legal Entity Name:	STETSON OIL & GAS LTD.
French Equivalent Name:	
Nuans Number:	
Nuans Date:	
French Nuans Number:	
French Nuans Date:	

REGISTERED ADDRESS

Street:	1600, 333 - 7TH AVENUE S.W.
Legal Description:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 2Z1

RECORDS ADDRESS

Street:	1600, 333 - 7TH AVENUE S.W.
Legal Description:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 2Z1

ADDRESS FOR SERVICE BY MAIL

Post Office Box:

City:

Province:

Postal Code:

Internet Mail ID:

Share Structure:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.

Share Transfers

Restrictions:	NONE.
Number of Directors:	
Min Number Of Directors:	3
Max Number Of Directors:	11
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.
Professional Endorsement Provided:	
Future Dating Required:	
Registration Date:	2009/06/01

Director

Last Name:	WONNACOTT
First Name:	ANTHONY
Middle Name:	J.
Street/Box Number:	259 HILLSIDE AVENUE EAST
City:	TORONTO
Province:	ONTARIO
Postal Code:	M4S 1T7
Country:	
Resident Canadian:	Y
Named On Stat Dec:	

Last Name:	WARD
First Name:	WILLIAM
Middle Name:	S.
Street/Box Number:	1684 EVERGREEN HILL S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2Y 3B6
Country:	
Resident Canadian:	Y
Named On Stat Dec:	Y

Last Name:	BHARTI
First Name:	STAN

Middle Name:
Street/Box Number: 39 WHITNEY AVENUE
City: TORONTO
Province: ONTARIO
Postal Code: M4W 2A7
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: SAID
First Name: AHMED
Middle Name:
Street/Box Number: 15 SIMONS CRESCENT N.W.
City: CALGARY
Province: ALBERTA
Postal Code: T2K 3N1
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: GOODARZI
First Name: FARI
Middle Name:
Street/Box Number: 15 HAWKMOUNT HEIGHT N.W.
City: CALGARY
Province: ALBERTA
Postal Code: T3G 3S4
Country:
Resident Canadian: Y
Named On Stat Dec:

Amalgamating Corporation

Corporate Access Number	Legal Entity Name
2013619792	STETSON OIL & GAS LTD.
2014709758	1470975 ALBERTA LTD.

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Other Rules or Provisions	ELECTRONIC	2009/06/01
Shares in Series	ELECTRONIC	2009/06/01
Share Structure	ELECTRONIC	2009/06/01
Statutory Declaration	10000107104774352	2009/06/01

Registration Authorized By: WILLIAM S. WARD
DIRECTOR

CORPORATE ACCESS NUMBER: 2013619792

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT

STETSON OIL & GAS LTD.
AMENDED ITS ARTICLES ON 2007/11/09.

Name/Structure Change Alberta Corporation - Registration Statement

Alberta Amendment Date: 2007/11/09

Service Request Number:	10813183
Corporate Access Number:	2013619792
Legal Entity Name:	ARCTOS PETROLEUM CORP.
French Equivalent Name:	
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	STETSON OIL & GAS LTD.
New French Equivalent Name:	
Nuans Number:	91408535
Nuans Date:	2007/11/09
French Nuans Number:	
French Nuans Date:	

Share Structure:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.
Share Transfers Restrictions:	NONE.
Number of Directors:	
Min Number Of Directors:	3
Max Number Of Directors:	11
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.
BCA Section/Subsection:	173(1)(A) AND (F)

Professional Endorsement Provided:	
Future Dating Required:	

Annual Return

No Records returned

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Statutory Declaration	10000905101204984	2007/11/09
Share Structure	ELECTRONIC	2007/11/09
Other Rules or Provisions	ELECTRONIC	2007/11/09
Consolidation, Split, Exchange	ELECTRONIC	2007/11/09

Registration Authorized By: WILLIAM S. WARD
DIRECTOR

BUSINESS CORPORATIONS ACT
(Section 29 or 177)

ALBERTA CONSUMER AND CORPORATE AFFAIRS

ARTICLES OF AMENDMENT
(Form 4)

1. NAME OF CORPORATION	2. CORPORATE ACCESS NO.
ARCTOS PETROLEUM CORP.	

3. THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

1. The Articles of the Corporation shall, pursuant to section 173(1)(a) of the *Business Corporations Act* (Alberta) (the "Act"), be amended by changing the name of the Corporation from ARCTOS PETROLEUM CORP. to

STETSON OIL & GAS LTD.

2. Pursuant to section 173(1)(f) of the Act, the number of issued and outstanding common shares of the Corporation be changed by consolidating each of the issued and outstanding common shares without par value of the Corporation by changing each ten (10) issued common shares without par value into one (1) common share without par value (10:1), subject to upward adjustment in the event the consolidation would otherwise result in a shareholder of the Corporation holding a fraction of a share, in which case such shareholder shall receive one (1) whole share of the Corporation for each such fraction, but this provision will only apply once for all common shares beneficially owned by that shareholder.

DATE	SIGNATURE	TITLE
Nov. 8, 2007	[signature]	Director

I:\MM\Forms\Arctos Petroleum Corp. - Articles of Amendment.DOC

SHARE CONSOLIDATION SCHEDULE

Pursuant to section 173(1)(f) of the *Business Corporations Act* (Alberta), the number of issued and outstanding common shares of the Corporation be changed by consolidating each of the issued and outstanding common shares without par value of the Corporation by changing each ten (10) issued common shares without par value into one (1) common share without par value (10:1), subject to upward adjustment in the event the consolidation would otherwise result in a shareholder of the Corporation holding a fraction of a share, in which case such shareholder shall receive one (1) whole share of the Corporation for each such fraction, but this provision will only apply once for all common shares beneficially owned by that shareholder.

CORPORATE ACCESS NUMBER: 2013619792

Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMALGAMATION

ARCTOS PETROLEUM CORP.
IS THE RESULT OF AN AMALGAMATION FILED ON 2007/11/09.


REGISTRAR OF
CORPORATIONS

Articles of Amalgamation
For
ARCTOS PETROLEUM CORP.

Share Structure:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.
Share Transfers Restrictions:	NONE.
Number of Directors:	
Min Number of Directors:	3
Max Number of Directors:	11
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.

Registration Authorized By: WILLIAM S. WARD
DIRECTOR

BUSINESS CORPORATIONS ACT
(Section 181)

ALBERTA CONSUMER AND CORPORATE AFFAIRS

ARTICLES OF AMALGAMATION
(Form 9)

1. NAME OF CORPORATION:	2. CORPORATE ACCESS NO.:
ARCTOS PETROLEUM CORP.	

3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

The attached schedule is incorporated into and forms part of the Articles of the Corporation.

4. RESTRICTIONS, IF ANY, ON SHARE TRANSFERS:

None.

5. NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS:

Minimum - 3; Maximum - 11

6. RESTRICTIONS, IF ANY, ON BUSINESS THE CORPORATION MAY CARRY ON:

None.

7. OTHER PROVISIONS, IF ANY:

The attached schedule is incorporated into and forms part of the Articles of the Corporation.

8. NAME OF AMALGAMATING CORPORATIONS:	CORPORATE ACCESS NO.:
Arctos Petroleum Corp.	2011303043
Stetson Oil & Gas Ltd.	2011366149

9. DATE	SIGNATURE	TITLE
Nov. 8, 2007	[signature]	Director

I:\MM\Forms\Arctos Petroleum Corp. - Articles of Amalgamation.DOC

Certified Copy
CORPORATE ACCESS NUMBER: 2011303043

Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMALGAMATION

ARCTOS PETROLEUM CORP.
IS THE RESULT OF AN AMALGAMATION FILED ON 2004/09/30.

REGISTRAR OF CORPORATIONS

FORM 9

Alberta
MUNICIPAL AFFAIRS
Registries

Articles of Amalgamation

1. NAME OF CORPORATION:	2. CORPORATE ACCESS NUMBER:
ARCTOS PETROLEUM CORP.	2011303043

3. THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

The attached Schedule is incorporated into and forms part of the Articles of the Corporation.

4. RESTRICTIONS ON SHARE TRANSFERS (IF ANY):

None.

5. NUMBER, OR MINIMUM AND MAXIMUM NUMBER, OF DIRECTORS THAT THE CORPORATION MAY HAVE:

Minimum 3; Maximum 11

6. RESTRICTIONS IF ANY ON BUSINESS THE CORPORATION MAY CARRY ON:

None

7. OTHER PROVISIONS IF ANY:

The attached Schedule is incorporated into and forms part of the Articles of the Corporation.

8. NAME OF AMALGAMATING CORPORATIONS.	CORPORATE ACCESS NO.
Spearhead Resources Inc.	206964066
Camflo International Inc.	2011235161

9. DATE	SIGNATURE	TITLE
September 22, 2004	[signature]	President

FOR DEPARTMENTAL USE ONLY

FILED

REGISTERED ON
THE ALBERTA REGISTRIES
CORES SYSTEM
SEP 30 2004
[initials]

Amalgamate Alberta Corporation - Registration Statement

Service Request Number:	6514045
Alberta Corporation Type:	Named Alberta Corporation
Legal Entity Name:	ARCTOS PETROLEUM CORP.
French Equivalent Name:	
Nuans Number:	81126979
Nuans Date:	2004/08/25
French Nuans Number:	
French Nuans Date:	

REGISTERED ADDRESS

Street:	SUITE 1400, 700 - 2ND STREET S.W.
Legal Description:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4V5

RECORDS ADDRESS

Street:	SUITE 1400, 700 - 2ND STREET S.W.
Legal Description:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4V5

ADDRESS FOR SERVICE BY MAIL

Post Office Box:	
City:	
Province:	
Postal Code:	
Internet Mail ID:	

Share Structure:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.
Share Transfers Restrictions:	NONE.
Number of Directors:	
Min Number Of Directors:	3
Max Number Of Directors:	11
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.

Professional Endorsement Provided:
Future Dating Required:
Registration Date: 2004/09/30

Director

Last Name: DOYLE
First Name: THOMAS
Middle Name:
Street/Box Number: 1205 - 789 WEST PENDER STREET
City: VANCOUVER
Province: BRITISH COLUMBIA
Postal Code: V6C 1H2
Country:
Resident Canadian: Y
Named On Stat Dec: Y

Last Name: STREET
First Name: DOUG
Middle Name:
Street/Box Number: 51 HAWKSIDE CLOSE N.W.
City: CALGARY
Province: ALBERTA
Postal Code: T3G 3K5
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: MURRAY
First Name: BRIAN
Middle Name:
Street/Box Number: 17 SILVER TIP PLACE, RR #3
City: HIGH RIVER
Province: ALBERTA
Postal Code: T1V 1Z1
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: BURNETT
First Name: GREGORY
Middle Name:

Street/Box Number: 604 - 750 WEST PENDER STREET
City: VANCOUVER
Province: BRITISH COLUMBIA
Postal Code: V6C 2T7
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: MCMANUS
First Name: JACK
Middle Name:
Street/Box Number: 75 LOTT CREEK HOLLOW
City: CALGARY
Province: ALBERTA
Postal Code: T3Z 3A9
Country:
Resident Canadian: Y
Named On Stat Dec:

Amalgamating Corporation

Corporate Access Number	Legal Entity Name
206964066	SPEARHEAD RESOURCES INC.
2011235161	CAMFLO INTERNATIONAL INC.

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2004/09/30
Other Rules or Provisions	ELECTRONIC	2004/09/30
Amalgamation Agreement	10000101000726284	2004/09/30
Statutory Declaration	10000801000726285	2004/09/30

Registration Authorized By: HARINDER S. BASRA
SOLICITOR

THIS SCHEDULE IS INCORPORATED INTO AND FORMS
PART OF THE ARTICLES OF AMALGAMATION OF ARCTOS PETROLEUM CORP.
(the "Corporation")

I. Common Shares

The Corporation is authorized to issue an unlimited number of Common Shares. The Common Shares shall be subject to the following rights, privileges, restrictions and conditions, namely:

(a) The holders of the Common Shares shall be entitled to receive notice of, to attend at, and to vote at any meeting of shareholders of the Corporation;

(b) The holders of the Common Shares shall be entitled to receive such dividends declared by the Corporation for the benefit of the Common Shares; and

(c) The holders of the Common Shares shall be entitled to receive the remaining property of the Corporation on dissolution after the creditors of the Corporation and the holders of the Preferred Shares outstanding at the time have been satisfied.

II. Preferred Shares

The Corporation is authorized to issue an unlimited number of Preferred Shares. The Preferred Shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions, namely:

(a) DIRECTORS' RIGHT TO ISSUE IN ONE OR MORE SERIES

The Preferred Shares may at any time, or from time to time, be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the board of directors of the Corporation;

(b) DIRECTORS' RIGHT TO FIX TERMS OF EACH SERIES

The directors of the Corporation shall, by ordinary resolution, fix from time to time before the issue thereof the designation, price, restrictions, conditions and limitations attaching to the Preferred Shares of each series including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, if any, the dates of payment thereof, the redemption or purchase prices and terms and conditions of redemption or

purchase, any voting rights, any conversion rights and any sinking fund or other provisions;

(c) RANKING OF PREFERRED SHARES

The Preferred Shares of each series shall rank, both as regards to dividends and return of capital, in priority of all other shares of the Corporation. The Preferred Shares of any series may also be given such other preferences over the Common Shares and over any other shares of the Corporation ranking junior to the Preferred Shares, as may be fixed in accordance with subsection 2(b) hereof; provided, however, that no rights, privileges, restrictions or conditions attached to a series of shares shall confer on a series a priority in respect of voting, dividends or return of capital over any other series of shares of the same class that are then outstanding.

THIS SCHEDULE IS INCORPORATED INTO AND FORMS
PART OF THE ARTICLES OF AMALGAMATION OF ARCTOS PETROLEUM CORP.
(the "Corporation")

III. Other Rules or Provisions (If Any):

The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting of the Corporation's shareholders, but the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual general meeting of the Corporation's shareholders.

Shareholders meetings may be held outside of Alberta in any of Vancouver, British Columbia, Toronto, Ontario or Montreal, Quebec.

[redacted]
Justice

BUSINESS CORPORATIONS ACT
FORM 5

Certificate of Amendment

CAMFLO INTERNATIONAL INC.

I hereby certify that the articles of the above-mentioned corporation were amended:

_ under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

_ under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

X under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

_ under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization

_ under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.

Corporate Access Number:29172
Date of Amendment:2001-11-27

M. Richard Roberts
Registrar of Corporations

RECEIVED
525381
NOV 27 2001
70.00
CORPORATE AFFAIRS

[redacted]
Justice

BUSINESS CORPORATIONS ACT
(Section 30 or 179)

Form 5-01

ARTICLES OF AMENDMENT

1. Name of Corporation:
CAMFLO RESOURCES LTD

2. Corporate Access Number:
28902

3. The articles of the above named corporation are amended pursuant to a court order:
Yes ☐ No ☒

4. The articles of the above named corporation are amended as follows:

PURSUANT TO A SHAREHOLDERS SPECIAL RESOLUTION THE NAME OF THE CORPORATION BE CHANGED TO:

"CAMFLO INTERNATIONAL INC."

FILED
NOV 27 2001
DEPUTY REGISTRAR OF CORPORATIONS

5. Date	Signature	Title
NOV 22/01	x [signature]	SECRETARY

Y000-00 F1 REV.

Post-it™ Fax Note 7671E	Date	# of pages ▸
To	From	
Co./Dept.	Co.	
Phone #	Phone #	

SCHEDULE "B"

CORPORATE ACCESS NUMBER

20731658

Alberta

GOVERNMENT OF ALBERTA

BUSINESS CORPORATIONS ACT

CERTIFICATE OF INCORPORATION

CAMFLO RESOURCES LTD.

WAS INCORPORATED IN ALBERTA ON MARCH 21, 1997

REGISTRIES

GOVERNMENT OF ALBERTA

Registrar of Corporations

SCHEDULE "A"

BUSINESS CORPORATIONS ACT
(SECTION 6)

FORM 1

ALBERTA CONSUMER AND CORPORATE AFFAIRS

ARTICLES OF INCORPORATION

FILED C
MAR 21 1997
Registrar of Corporations
Province of Alberta

1. NAME OF CORPORATION:

CAMFLO RESOURCES LTD.

2. THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

The Corporation is authorized to issue an unlimited number of Common Shares and an unlimited number of Preferred Shares, such Common and Preferred Shares having attached thereto the rights, privileges, restrictions and conditions set forth in Schedule 1 attached hereto.

3. RESTRICTIONS ON SHARE TRANSFERS (IF ANY):

None

4. NUMBER, OR MINUMUM AND MAXIMUM NUMBER, OF DIRECTORS THAT THE CORPORATION MAY HAVE:

The Corporation may have a minimum of one (1) and a maximum of eleven (11) directors.

5. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS, OR RESTRICTED TO CARRYING ON A CERTAIN BUSINESS, SPECIFY THE RESTRICTION(S):

There are no restrictions on the types of business the Corporation may carry on.

6. OTHER RULES OR PROVISIONS (IF ANY):

See Schedule 2 attached hereto.

7. DATE: March 20, 1997

INCORPORATOR'S NAME	ADDRESS (INCLUDING POSTAL CODE)	SIGNATURE
L. DANIEL WILSON	1250, 639 Fifth Avenue S.W. Calgary, Alberta T2P 0M9	Dan Wilson

FOR DEPARTMENTAL USE ONLY
CORPORATE ACCESS NUMBER

INCORPORATION DATE

SCHEDULE 1 attached to and forming part of the Articles of Incorporation of CAMFLO RESOURCES LTD.

2. Common Shares

The rights of the holders of the Common Shares are equal in all respect and include the following:

(a) to vote at all meetings of the shareholders of the Corporation, except meetings at which only holders of a specified class are entitled to vote;

(b) subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the Corporation, to receive any dividend declared by the Corporation on the Common Shares; and

(c) subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution.

Preferred Shares

(a) The Preferred Shares may be issued from time to time in one or more series with such rights, restrictions, privileges, conditions and designations attached thereto as shall be fixed from time to time before issuance by any resolution or resolutions providing for the issue of the shares of any series which may be passed by the board of directors of the Corporation and confirmed and declared by Articles of Amendment. Reference to one class or series of shares ranking on a parity with another class or series of shares shall mean ranking on a parity with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, to the extent of their respective rights in that connection.

(b) The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series; provided, however, that when in the case of any of such shares any cumulative dividends or amounts payable on a return of capital are not paid in full in accordance with their respective terms, the Preferred Shares of all series shall participate rateably in respect of such dividends (including all unpaid accumulated dividends which for such purpose shall be calculated as if the same were accruing up to the date of payment) in accordance with the sums which would be payable on said shares if all such dividends were declared and paid in full in accordance with their respective terms, and on any return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full in accordance with their respective terms, and provided further that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the said shares with respect to return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends as aforesaid.

(c) The Preferred Shares shall be entitled to preference over the Common Shares of the Corporation and any other shares of the Corporation ranking junior to the said Preferred Shares with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, to the extent fixed in the case of each respective series, and may also be given such other preferences over the Common Shares of the Corporation and any other shares of the Corporation ranking junior to the said Preferred Shares as may be fixed in the case of each such series.

SCHEDULE 2 attached to and forming part of the Articles of Incorporation of CAMFLO RESOURCES LTD.

6. (a) The directors may, between annual general meetings of the Corporation, appoint one or more additional directors of the Corporation to serve until the next annual general meeting of the Corporation, but the number of additional directors so appointed and serving as directors at any particular time shall not exceed one-third of the number of directors who held office at the expiration of the immediately preceding annual general meeting of the Corporation.

(b) The Corporation has a lien on all shares registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation.

(c) The holder of a fractional share of the Corporation shall be entitled to exercise any voting rights and to receive any dividend in respect of the fractional share.